Supplement to the Current Prospectus

Effective June 1, 2008, the following paragraph in the sub-section entitled "Exchange Privilege" under the main heading "How to Purchase, Redeem, and Exchange Shares" is deleted in its entirety:

Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund. With respect to Class C shares subject to a CDSC, Fyou will only be eligible to make the exchange to the MFS Fixed Fund if the CDSC would have been waived had the Class C shares been redeemed. Contact MFSC for information concerning transactions involving the MFS Fixed Fund.

In the current prospectus and in any supplements thereto dated prior to June 1, 2008, any references to the "MFS Fixed Fund" are hereby deleted.


                  The date of this supplement is June 1, 2008.